Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2002



Capital Fund Management
109-11 Rue V. Hugo
92532 Levallois
France

Attention:  Jean-Pierre Aguilar, CFO

         Re:      Management Agreement Renewals

Dear Mr. Aguilar:

     We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the "Management Agreement"). We are extending the term of the Management Agreement through June 30, 2003 and all other provisions of the Management Agreement will remain unchanged.

o        Smith Barney Diversified Futures Fund L.P. II

     Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.
Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:     /s/ Daniel R. McAuliffe, Jr.
       ------------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

  AGREED AND ACCEPTED
  CAPITAL FUND MANAGEMENT

By:     /s/ Jean-Pierre Aguilar
        ------------------------------

Print Name: Jean-Pierre Aguilar
             ------------------------------
            Chief Financial Officer
DRMcA/sr